UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of report: April 6, 2004

                 Date of earliest event reported: April 6, 2004


                                    DPL Inc.
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             (Exact name of registrant as specified in its charter)



           Ohio                          1-9052                  31-1163136
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



     1065 Woodman Drive, Dayton, Ohio                                 45432
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  (Address of principal executive offices)                          (Zip Code)




               Registrant's telephone number, including area code:
                                 (937) 224-6000




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          (Former name or former address, if changed since last report)



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Item 6.     Resignations of Registrant's Directors.

     Scott M. Stuart resigned as a director of DPL Inc. effective April 5, 2004. Mr. Stuart did not provide a letter describing any disagreement on any matter relating to the operations, policies or practices of DPL Inc.

     A copy of the press release announcing such resignation is attached hereto as Exhibit 99.1.

Item 7(c).  Exhibits.

99.1        Press release of DPL Inc., dated as of April 6, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DPL Inc.

Date:  April 6, 2004


                                            /s/ Caroline E. Muhlenkamp
                                         ---------------------------------------
                                         Name:  Caroline E. Muhlenkamp
                                         Title: Group Vice President and Interim
                                                Chief Financial Officer





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                                  EXHIBIT LIST


No.               Description
---               -----------
99.1              DPL Inc. Press Release, dated April 6, 2004.